UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2021

DELUXE CORPORATION
(Exact name of registrant as specified in its charter)

MN	1-7945	41-0216800
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3680 Victoria St. N.	Shoreview	MN	55126-2966
(Address of principal executive offices)			(Zip Code)

(651) 483-7111
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $1.00 per share	DLX	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 2, 2021, Deluxe Corporation (the “Company”) announced that, effective June 14, 2021, Scott C. Bomar will succeed Keith A. Bush as the Company’s Senior Vice President and Chief Financial Officer. Since 2006, Mr. Bomar, age 49, has held positions of increasing responsibility with The Home Depot, Inc. From 2018 to 2021, Mr. Bomar was Home Depot’s Senior Vice President, Home Services. From 2016 to 2018, Mr. Bomar was Home Depot’s Vice President and Treasurer, and from 2013 to 2016, Mr. Bomar was Home Depot’s Vice President, Financial Planning and Analysis. Among other positions held with Home Depot, Mr. Bomar also served as its Director, Strategic Business Development, and, in China, as President, China Retail.

Mr. Bomar will receive a base salary of $525,000 and a starting bonus of $500,000, which he must reimburse if he were to leave the Company under certain circumstances prior to the first anniversary of his hire. To replace the value of equity he is forfeiting from his former employer, Mr. Bomar will receive stock options with a grant date fair value of $250,000 and restricted stock units with a grant date fair value of $2,500,000, both of which will vest in equal increments over four years beginning on the first anniversary of the date of grant. The stock options will have a ten-year term. The remaining terms of the restricted stock units and options will be governed by the Company’s standard forms of award agreement and the related plan. Mr. Bomar will participate in the Company’s executive compensation program, including its annual and long-term incentive plans.

As previously disclosed, Mr. Bush will remain employed by the Company through a transition period ending September 7, 2021.

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

A copy of the Company’s press release announcing the the appointment of Mr. Bomar is furnished herewith as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated June 2, 2021, of Deluxe Corporation
101.INS	XBRL Instance Document – the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document
104	Cover page interactive data file (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2021

DELUXE CORPORATION

/s/ Jeffrey L. Cotter

Jeffrey L. Cotter
Senior Vice President, Chief
Administrative Officer and
General Counsel

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